PACIFIC FUNDS	SUPPLEMENT DATED SEPTEMBER 17, 2003 TO THE PROSPECTUS DATED JULY 1, 2003

This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2003. Remember to review the Pacific Funds’ prospectus for other important information.

Reorganization of a fund PF Putnam Research into PF AIM Blue Chip

On September 8, 2003, the Board of Trustees of Pacific Funds, including a majority of the independent trustees (the “Board”), approved a plan of reorganization for the transfer of assets of the PF Putnam Research Fund into the PF AIM Blue Chip Fund. The plan of reorganization (the “Plan”) provides for: (i) the transfer of all of the assets of the PF Putnam Research Fund into the PF AIM Blue Chip Fund in exchange for shares of the PF AIM Blue Chip Fund; (ii) assumption of all of the liabilities of the PF Putnam Research Fund by the PF AIM Blue Chip Fund; and (iii) the distribution of the PF AIM Blue Chip Fund’s shares to the shareholders of the PF Putnam Research Fund (the “Shareholders”) in complete liquidation of the PF Putnam Research Fund (the “Reorganization”).

The Board has determined that the Reorganization is advisable, that participation in the Reorganization is in the best interests of the Shareholders, and that the interests of the Shareholders will not be diluted as a result of the Reorganization.

The Plan requires approval by the Shareholders and will be submitted to those Shareholders for their consideration at a meeting to be held on December 12, 2003. If the Plan is approved by a majority of the Shareholders and certain conditions required by the Plan are satisfied, the Reorganization is expected to be effective at the close of business on December 31, 2003.

The investment goals of the PF Putnam Research Fund and the PF AIM Blue Chip Fund are similar. The PF Putnam Research Fund’s investment goal is to seek long-term growth of capital. The PF AIM Blue Chip Fund’s investment goal is to seek long-term growth of capital, where current income is of secondary importance.

Name/strategy change (effective December 31, 2003)	The PF MFS Global Growth Fund will be renamed the PF MFS International Large-Cap Fund. See pages 2 and 3 of this supplement for more information about investment policy and strategy changes.
How the fund performed

Footnote number one to the bar charts for the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund is revised as follows:

[1] Van Kampen began managing the fund on May 1, 2003. Another firm managed the fund before that date.

Who manages the fund	The manager information for certain funds is added as noted below.
PF INVESCO Health Sciences

Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has over 5 years of investment experience and a BS and an MS from the University of Wisconsin at Madison.

PF INVESCO Technology

Chris Dries is a portfolio manager at INVESCO. He joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations. Mr. Dries has over 8 years of investment experience, a BS from the University of Colorado at Boulder and an MS from the University of Colorado at Denver.

Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

ABOUT THE FUNDS	PF MFS INTERNATIONAL LARGE-CAP FUND

Investment policy changes (effective December 31, 2003)

• Investments in U.S. emerging growth companies will no longer be part of the principal investment strategy. (The fund will continue to invest in foreign growth companies, including those in emerging markets.)

• The fund will become a diversified fund. (The fund had been classified as a non-diversified fund, which permits larger investments in a fewer number of issuers than a diversified fund.)

• The fund’s benchmark will change from Morgan Stanley Capital International (MSCI) All Country World Index Free to the MSCI Europe, Australasia, Far East Index (EAFE).

The investment goal (no change)	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-Cap companies have a market capitalization of $1 billion or more. The fund invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts, of foreign issuers, including emerging markets. The securities may be traded on an exchange or in over the counter (OTC) markets. The fund may also purchase securities on a when-issued basis.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the fund expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, a country, (ii) has its principal securities trading market in a country, (iii) derives 50% of its total revenues from goods sold or services performed in the country, or (iv) has 50% or more of its assets in the country.

The manager focuses on foreign companies it believes have above average growth potential. The manager looks particularly at companies which demonstrate:

• a strong franchise, strong cash flows and a recurring revenue stream

• a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

• a strong management team with a clearly defined strategy

• a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

(effective December 31, 2003)

A company’s “capitalization” is a

measure of its size. Capitalization is

calculated by multiplying the

current share price by the number

of shares held by investors.

This fund invests its assets in

foreign securities, including those

of emerging market countries.

PF MFS INTERNATIONAL LARGE-CAP FUND

Risks you should be aware of

The PF MFS International Large-Cap Fund may be affected by the following risks, among others:

• price volatility – the fund invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The fund invests in large to medium size companies, which tend to have more stable prices than smaller companies. The fund invests in OTC stocks, which trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

• geographic concentration – since the fund may concentrate investments in a limited number of countries, there is an increased risk that economic, political and social conditions in those countries will have a significant impact on performance, especially emerging market countries.

• derivatives, forward contracts and currency transactions – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives, foreign currency and forward foreign currency transactions and other forward contracts could increase a fund’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

(effective December 31, 2003)

Who manages the fund

The PF MFS International Large-Cap Fund is managed by a team of portfolio managers at MFS. Team members include:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.

Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

(effective December 31, 2003) This fund is managed by MFS Investment Management (MFS). You’ll find more information about MFS on page 54 of the prospectus.

Form No. PFSUPP0903